As filed with the Securities and Exchange Commission on September 11, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ROYCE GLOBAL VALUE TRUST, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NEWS FOR STOCKHOLDERS OF ROYCE GLOBAL VALUE TRUST, INC. (the “Fund”)

While we encourage you to read the full text of the enclosed Notice of Special Meeting of Stockholders (the “Notice”) and the Supplement, dated September 11, 2020 (the “Supplement”), to the Fund’s Proxy Statement, dated May 11, 2020 (the “Proxy Statement”), in combination with the Proxy Statement, for your convenience, we have provided answers to questions you may have below.

QUESTIONS AND ANSWERS

Q.	Why did you send me this mailing?

A.

We are sending you this mailing to advise you that:

●     the Special Meeting of Stockholders of the Fund (the “Meeting”) originally scheduled for Tuesday, July 14, 2020 at 3:30 p.m. Eastern Time has been postponed to Thursday, October 8, 2020 at 1:00 p.m. Eastern Time in order to solicit additional stockholder proxies; and

●     the Board of Directors of the Fund (the “Board”) has set a new record date of September 8, 2020 for determining those stockholders of the Fund entitled to notice of and to vote at the Meeting (or at any postponement or adjournment thereof). (The Board had originally fixed the close of business on May 1, 2020 as the record date.)

You are receiving these supplemental proxy materials because you own, directly or through a broker-dealer, bank, or other financial intermediary, shares of the Fund as of the close of business on the new record date (i.e., September 8, 2020). As such a stockholder, you have the right to vote all of such shares on the proposal to approve the Fund’s new investment advisory agreement.

Holders of record as of the close of business on September 8, 2020 but not as of the close of business on May 1, 2020 are receiving copies of the Proxy Statement, the Notice, the Supplement, and a WHITE proxy card. Holders of record as of the close of business on both September 8, 2020 and May 1, 2020 are receiving copies of the Notice and the Supplement.

In conjunction with the Proxy Statement, the Notice and the Supplement describe the matters to be considered at the Meeting and provide related information. We encourage you to carefully read the full text of the Notice and Supplement in conjunction with the Proxy Statement.

Q.	When and where is the Meeting scheduled to be held?

A.	As noted above, the Meeting is now scheduled to be held on Thursday, October 8, 2020 at 1:00 p.m. Eastern Time. As described in the Notice and the Supplement, the Meeting will be held in a virtual meeting format solely by means of remote communication.

Q.	When is the Fund’s new investment advisory agreement expected to go into effect?

A.	The Fund’s new investment advisory agreement will go into effect immediately in the event the required stockholder approval is received.
Q.	What is the recommendation of the leading proxy advisory firms?
A.	The two leading independent proxy advisory firms (i.e., Institutional Shareholder Services Inc. and Glass Lewis & Co.) recommend that you vote “FOR” the approval of the new investment advisory agreement.

Q.	What happens if the new investment advisory agreement does not receive the required approval from the Fund’s stockholders?

A.

The Fund’s previous investment advisory agreement terminated in accordance with its terms as required by applicable law on July 31, 2020 upon completion of Franklin Resources, Inc.’s acquisition of Legg Mason, Inc., the former ultimate corporate parent of Royce Investment Partners (“Royce”), the Fund’s investment adviser. The Fund has been operating under an interim investment advisory agreement with Royce since that time. Such interim investment advisory agreement will expire on December 28, 2020.

If the Fund’s new investment advisory agreement does not receive the required stockholder approval by December 28, 2020, such new agreement will not go into effect and the Board will consider what further action to take consistent with its duties under applicable law, which actions may include liquidation. Liquidation of the Fund could result in serious negative implications for long-term stockholders such as meaningful loss of stockholder value during a period of continued significant market volatility, as well as negative tax consequences.

Q.	If I was a stockholder of the Fund as of the close of business on the original record date and already executed a WHITE proxy card, do I need to take further action?

A.

No. Any proxy received by the Fund from a stockholder of record as of the close of business on both the record date originally set for the Meeting (i.e., May 1, 2020) and the new record date set for the Meeting (i.e., September 8, 2020) shall remain in full force and effect with respect to the number of shares held by such stockholder as of the close of business on the new record date set for the Meeting (i.e., September 8, 2020) unless explicitly revoked, or a later dated proxy is submitted, by the applicable stockholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Q.	Whom do I call if I have questions?

A.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about the proposal to approve a new investment advisory agreement for the Fund or the enclosed Supplement. If you need assistance voting, please call our proxy solicitor, Innisfree M&A Incorporated, at (877) 825-8906 (toll-free in North America). Banks and brokers may call collect at (212) 750-5833.

For questions relating to participation at the Meeting by remote communication, please call Computershare Fund Services toll-free at (800) 426-5523.

Please see your WHITE proxy card for specific instructions on how to authorize a proxy to vote on your behalf via touch-tone telephone or via the Internet.

If you have not already done so, it is important that you authorize a proxy to vote your Fund shares promptly. This will help save the costs of further solicitation.

Innisfree M&A Incorporated
Stockholders may call toll free: (877) 825-8906
Banks and Brokers may call collect: (212) 750-5833

ROYCE GLOBAL VALUE TRUST, INC.
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

NOTICE OF POSTPONEMENT OF SPECIAL
MEETING OF STOCKHOLDERS AND NEW RECORD DATE

To the Stockholders of Royce Global Value Trust, Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Meeting”) of Royce Global Value Trust, Inc., a Maryland corporation (the “Fund”), has been postponed and is scheduled to be held on Thursday, October 8, 2020 at 1:00 p.m. Eastern Time. As described in more detail below, the Meeting will be held in a virtual meeting format that is accessible solely by means of remote communication. As described in the Fund’s Proxy Statement, dated May 11, 2020 (the “Proxy Statement”), the Meeting is being held for the following purpose:

1.	To consider and vote upon the approval of the proposed Investment Advisory Agreement for the Fund

Pursuant to applicable law and the Fund’s Bylaws, only the matters set forth in this Notice, and procedural items relating to the matters set forth in this Notice, may be brought before the Meeting.

In compliance with applicable law and the Fund’s Bylaws, the Board of Directors of the Fund (the “Board”) has set a new record date of September 8, 2020 for determining those stockholders of the Fund entitled to notice of and to vote at the Meeting (or at any postponement or adjournment thereof). Only holders of record at the close of business on that day will be entitled to vote at the Meeting (or at any postponement or adjournment thereof). The Board had originally fixed the close of business on May 1, 2020 as the record date. Holders of record as of the close of business on both September 8, 2020 and May 1, 2020 are receiving copies of this Notice and the Supplement, dated as of September 11, 2020 (the “Supplement”), to the Proxy Statement.

Any proxy received by the Fund from a stockholder of record as of the close of business on both the record date originally set for the Meeting (i.e., May 1, 2020) and the new record date set for the Meeting (i.e., September 8, 2020) shall remain in full force and effect with respect to the number of shares held by such stockholder as of the close of business on the new record date set for the Meeting (i.e., September 8, 2020) unless explicitly revoked, or a later dated proxy is submitted, by the applicable stockholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Holders of record as of the close of business on September 8, 2020 but not as of the close of business on May 1, 2020 are receiving copies of the Proxy Statement, this Notice, the Supplement, and a WHITE proxy card. Such stockholders should carefully review the Proxy Statement, this Notice, and the Supplement in their entirety as they contain important information relating to the proposal to approve the new investment advisory agreement for the Fund and the Meeting. To save the expense of additional proxy solicitation, such stockholders are asked to mark their instructions on the enclosed WHITE proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if they expect to attend the Meeting. Such stockholders also have been provided with the opportunity on the enclosed WHITE proxy card to give voting instructions via touch-tone telephone or the Internet, and are encouraged to take advantage of these prompt and efficient vote authorization options. The accompanying proxy is solicited on behalf of the Board, is revocable, and will not affect your right to vote in the event that you attend the Meeting. Please note that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

The Meeting will be held at the following website: http://www.meetingcenter.io/249551845. To participate in the Meeting, Fund stockholders must enter the following password: RGVT2020. Fund stockholders must also enter the control number that appears on the WHITE proxy card that they previously received from the Fund.

The website for the Meeting will be accessible to stockholders beginning at approximately 1:00 p.m. Eastern Time on October 7, 2020. Stockholders are encouraged to access the website beginning at this time and prior to the start of the Meeting to allow ample time to log into the Meeting webcast and test the computer system, and, if planning to vote at the Meeting, to vote using the stockholder ballot being hosted on the Meeting website. The ballot will contain instructions on how to submit votes during the Meeting, including the email address to which the completed ballot and any legal proxies should be sent. For questions relating to participation at the Meeting by remote communication, please call Computershare Fund Services (“Computershare”) toll-free at (800) 426-5523.

Stockholders who hold shares through an intermediary, such as a bank or broker, must register in advance to attend the Meeting. To register, stockholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare. Stockholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 1:00 p.m. Eastern Time on October 5, 2020. Stockholders will receive a confirmation email from Computershare of the stockholder’s registration and a control number that will allow the stockholder to vote at the Meeting.

As you may be aware, Bulldog Investors, LLC (“Bulldog”) and Saba Capital Management, L.P. (collectively with certain of its affiliates, “Saba”) have each filed proxy materials soliciting proxies in opposition to the proposal to approve a new investment advisory agreement for the Fund. You may receive solicitation materials from Bulldog and Saba, including proxy statements and green or gold proxy cards. We urge you to disregard their proxy cards. If you have previously submitted a proxy card sent to you by Bulldog or Saba, that proxy card remains valid to the extent you remain a stockholder as of the Record Date, but you can revoke that proxy card and vote to approve the new investment advisory agreement by properly submitting the WHITE proxy card. We are not responsible for the accuracy of any information provided by or relating to Bulldog or Saba contained in solicitation materials filed or disseminated by or on behalf of Bulldog or Saba or any other statements made by or on behalf of Bulldog or Saba or any of their respective representatives.

The Fund’s Annual Report to Stockholders for the year ended December 31, 2019 and the Fund’s Semiannual Report to Stockholders for the six-month period ended June 30, 2020 were previously mailed to its stockholders, and copies are available upon request, without charge, by writing to the Fund at 745 Fifth Avenue, New York, New York 10151 or by calling 1-800-221-4268.

The Board recommends that you vote “FOR” the proposal to approve a new investment advisory agreement for the Fund on the WHITE proxy card.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about the proposal to approve a new investment advisory agreement for the Fund or the enclosed Supplement. If you need assistance voting, please contact our proxy solicitor, Innisfree M&A Incorporated, by calling (877) 825-8906 (toll-free in North America). Banks and brokers may call collect at (212) 750-5833.

By Order of the Board of Directors of
Royce Global Value Trust, Inc.,

John E. Denneen
Secretary

September 11, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE SPECIAL MEETING

SCHEDULED TO BE HELD ON OCTOBER 8, 2020:

THE PROXY STATEMENT, THIS NOTICE, THE SUPPLEMENT,
AND YOUR FORM OF PROXY CARD ARE AVAILABLE FREE OF CHARGE AT

WWW.READOURMATERIALS.COM/RGT.

Innisfree M&A Incorporated
Stockholders may call toll free: (877) 825-8906
Banks and Brokers may call collect: (212) 750-5833

ROYCE GLOBAL VALUE TRUST, INC.
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

The following information (this “Supplement”) supplements, amends and, to the extent inconsistent, supersedes the corresponding information in the Proxy Statement of Royce Global Value Trust, Inc., a Maryland corporation (the “Fund”), dated May 11, 2020 (the “Proxy Statement”), that addresses the Special Meeting of Stockholders of the Fund (the “Meeting”). The Proxy Statement was previously filed with the Securities and Exchange Commission and furnished to the Fund’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Fund (the “Board”). Capitalized terms used in this Supplement but not otherwise defined in this Supplement shall have the meanings given to them in the Proxy Statement.

The Meeting has been postponed and is scheduled to be held on Thursday, October 8, 2020 at 1:00 p.m. Eastern Time. As previously announced, due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of the Fund’s stockholders, the Meeting will be held in a virtual meeting format and will be accessible solely by means of remote communication.

This Supplement contains important additional information and should be read in conjunction with the Proxy Statement. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or at the Meeting.

This Supplement is first being furnished to the Fund’s record date stockholders on or about September 18, 2020.

The business to be considered and acted upon at the Meeting remains unchanged. The Meeting is being called for stockholders to consider and vote upon the approval of a proposed new investment advisory agreement for the Fund. It is important to note that: (i) the terms and conditions of the new investment advisory agreement for the Fund will be substantially identical to those of its previous investment advisory agreement for the Fund and (ii) the Fund’s contractual investment advisory fee rate will remain the same under its new investment advisory agreement.

All properly authorized proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the new investment advisory agreement for the Fund. Pursuant to applicable law and the Bylaws of the Fund, only the matters set forth in the attached Notice of Special Meeting of Stockholders, and procedural items relating to the matters set forth in such Notice of Special Meeting, may be brought before the Meeting.

The Board recommends that you vote “FOR” the proposal to approve a new investment advisory agreement for the Fund on the WHITE proxy card. If you have already submitted your WHITE proxy card or authorized your proxy via touch-tone telephone or the Internet, no further action is required unless you would like to change your vote.

The Proxy Statement explains the proposal to approve a new investment advisory agreement for the Fund in more detail, and we encourage you to review it carefully. As a stockholder, your vote is important, and we hope that you will respond as soon as possible to ensure that your shares will be represented and voted at the Meeting.

It is important that your shares be represented and voted at the Meeting. Whether or not you plan to attend the Meeting, please authorize a proxy to vote your shares as soon as possible if you have not already done so. We urge you to date, sign and return the WHITE proxy card in the postage-paid envelope provided to you, or to use the touch-tone telephone or Internet method of voting described on your WHITE proxy card even if you plan to attend the Meeting, so that if you are unable to attend the Meeting, your shares will be represented and voted. Voting now will not limit your right to change your vote or to attend the Meeting. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of Royce Global Value Trust, Inc. at 745 Fifth Avenue, New York, NY 10151 or by filing a new proxy with a later date. If you attend the Meeting and vote during the Meeting, this action will revoke any previously delivered proxy as described in the Proxy Statement. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.

Stockholders of the Fund will vote as a single class on the proposal to approve a new investment advisory agreement for the Fund. Stockholders on the Record Date (as defined below) will be entitled to one vote for each share of common stock, par value $0.001 (“share”), held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights. Stockholders are not entitled to any appraisal rights as the result of any matters to be considered at the Meeting.

The Board has set the close of business on September 8, 2020 (the “Record Date”) as the record date for determining those stockholders entitled to vote at the Meeting (or any postponement or adjournment thereof), and only holders of record at the close of business on that day will be entitled to vote at the Meeting (or any postponement or adjournment thereof). The Board had originally fixed the close of business on May 1, 2020 as the record date. Holders of record as of the close of business on both September 8, 2020 and May 1, 2020 are receiving copies of the Notice and the Supplement. The WHITE proxy card previously distributed to such stockholders will not be updated to reflect the virtual only meeting format or changes to the meeting and record dates and may continue to be used to vote your shares in connection with the Meeting. Any proxy received by the Fund from a stockholder of record as of the close of business on both September 8, 2020 and May 1, 2020 shall remain in full force and effect with respect to the number of shares held by such stockholder as of the close of business on September 8, 2020 unless explicitly revoked, or a later dated proxy is submitted, by the applicable stockholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Holders of record as of the close of business on September 8, 2020 but not as of the close of business on May 1, 2020 are receiving copies of the Proxy Statement, the Notice, this Supplement, and a WHITE proxy card. Stockholders should carefully review the Proxy Statement, the Notice, and this Supplement in their entirety as they contain important information relating to the proposal to approve the new investment advisory agreement for the Fund and the Meeting. To save the expense of additional proxy solicitation, such stockholders are asked to mark their instructions on the enclosed WHITE proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if they expect to attend the Meeting. Such stockholders also have been provided with the opportunity on the enclosed WHITE proxy card to give voting instructions via touch-tone telephone or the Internet, and are encouraged to take advantage of these prompt and efficient vote authorization options. The accompanying proxy is solicited on behalf of the Board, is revocable, and will not affect your right to vote in the event that you attend the Meeting. Please note that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Royce & Associates, LP serves as the investment adviser and administrator to the Fund and is a limited partnership organized under the laws of Delaware. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce”). The principal business address of Royce is 745 Fifth Avenue, New York, New York 10151.

Royce has retained Innisfree M&A Incorporated (“Innisfree”) to solicit proxies for the Meeting.

Innisfree M&A Incorporated
Stockholders may call toll free: (877) 825-8906
Banks and Brokers may call collect: (212) 750-5833

Information About the Interim Investment Advisory Agreement

Royce has served as the Fund’s investment adviser since its inception and has managed the investment policies and made investment decisions for the Fund pursuant to the previous investment advisory agreement. The Board previously approved and recently implemented an interim investment advisory agreement between Royce and the Fund (the “Interim Agreement”), which took effect upon the closing of the Transaction. The Interim Agreement allows Royce to continue providing services to the Fund while stockholder approval of the new investment advisory agreement continues to be sought.

The terms of the Interim Agreement are substantially identical to those of the previous investment advisory agreement, except for the term and escrow provisions described below. The Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when the Fund’s stockholders approve the new investment advisory agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Royce under the Interim Agreement will be held in an interest-bearing escrow account. If the Fund’s stockholders approve the new investment advisory agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Agreement will be paid to Royce. If the Fund’s stockholders do not approve the new investment advisory agreement prior to the end of the 150-day period, the Board will consider what further action to take consistent with its duties under applicable law, and Royce will be paid the lesser of its costs incurred in performing its services under the Interim Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT

ADDITIONAL INFORMATION

Share Ownership Information and Interest of Certain Persons in Matters to be Acted Upon

Except as set forth in Appendix A to this Supplement, to the Fund’s knowledge, as of the Record Date, no person is the beneficial or record owner of five percent or more of the Fund’s outstanding shares. As of the Record Date, all of the directors and officers of the Fund (13 persons) owned, in the aggregate, 9.41% of the Fund’s outstanding shares. Each member of the Board who is not an “interested person” (as defined in the 1940 Act) of the Fund or Royce (each, an “Independent Director” and collectively, the “Independent Directors”) does not, as of the Record Date, own any securities of, or have any other material direct or indirect interest in Franklin Templeton or any of its affiliates.

Solicitation of Proxies

The estimated amount to be paid to Innisfree for mailing, postage, and printing costs and for certain proxy solicitation services is approximately $90,000, plus amounts for any additional proxy solicitation services that may be required and reimbursement of out-of-pocket expenses. All costs and expenses associated with these supplemental proxy materials and the Meeting will be borne by Legg Mason (and not by the Fund).

Inspector and Judge of Voting

Stockholders vote at the Meeting by casting ballots (in person or by proxy), which votes will be tabulated by First Coast Results, Inc., the independent inspector of election appointed for the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT

Innisfree M&A Incorporated
Stockholders may call toll free: (877) 825-8906
Banks and Brokers may call collect: (212) 750-5833

APPENDIX A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The Fund had 10,503,468 shares of common stock, par value $0.001 per share, outstanding as of the Record Date. Set forth below is information, as of the Record Date, concerning stock ownership of: (i) all persons known by the Fund to own beneficially 5% or more of the Fund’s outstanding shares of common stock and (ii) the Fund’s officers and Directors (13 persons).

The percentages in the “Percent” column are calculated in accordance with the rules of the Securities and Exchange Commission, under which a person may be deemed to be the beneficial owner of shares if that person has or shares the power to vote or dispose of those shares or has the right to acquire beneficial ownership of those shares within 60 days (for example, through the exercise of an option or warrant). The shares shown in the table as beneficially owned by certain individuals may include shares owned by certain members of their respective families. Because of these rules, more than one person may be deemed to be the beneficial owner of the same shares. The inclusion of the shares shown in the table is not necessarily an admission of beneficial ownership of those shares by the person indicated. Except as otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner or Identity of Group	Amount and Nature of Ownership	Percent*
Charles M. Royce+, Portfolio Manager(1)	904,940	8.62%
Christopher D. Clark, President and Director(1)	54,038	0.51%
Patricia W. Chadwick, Director(1)	0	0.00%
Christopher C. Grisanti, Director(1)	0	0.00%
Cecile B. Harper, Director(1)	0	0.00%
Arthur S. Mehlman, Director(1)	2,310	0.02%
G. Peter O’Brien, Director(1)	381	0.00%
Michael K. Shields, Director(1)	8,500	0.08%
Francis D. Gannon, Vice President(1)	5,049	0.05%
Daniel A. O’Byrne, Vice President(1)	0	0.00%
Peter K. Hoglund, Treasurer(1)	0	0.00%
John E. Denneen, Secretary and Chief Legal Officer(1)	12,600	0.12%
Lisa Curcio, Chief Compliance Officer(1)	0	0.00%
All officers and Directors of the Fund as a group (13 persons)	987,818	9.41%

Saba Capital Management, L.P.(2)	1,443,120(3)	13.74%
Raymond James & Associates, Inc.(4)	819,784(5)	7.80%

* All beneficial ownership percentages are based on the number of the Fund’s outstanding shares as of September 8, 2020.

+ Charles M. Royce also previously served as a Director of the Fund.

(1) Such person’s address is c/o Royce Global Value Trust, Inc., 745 Fifth Avenue, New York, NY 10151.

(2) The address for Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

(3) Based on information provided in a Form 4 filing made with the Securities and Exchange Commission on May 19, 2020.

(4) The address for Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, FL 33716.

(5) Based on information provided in a Section 13 filing made with the Securities and Exchange Commission on January 24, 2020.

Set forth below is information, as of the Record Date, concerning stock ownership of all persons known by the Fund to own of record 5% or more of the Fund’s outstanding shares of common stock.

Name and Address of Record Owner	Amount and Nature of Ownership	Percent
Cede & Co.* Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	10,364,245 shares − Record	98.67%
* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. 6TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6 ROYCE GLOBAL VALUE TRUST, INC. Special Meeting of Stockholders Scheduled to be Held on October 8, 2020 This Proxy is Solicited on Behalf of the Board of Directors of Royce Global Value Trust, Inc. The undersigned hereby appoints Christopher D. Clark and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of common stock of Royce Global Value Trust, Inc. (the “Fund”), held of record by the undersigned on September 8, 2020 at the Special Meeting of Stockholders of the Fund scheduled to be held on October 8, 2020 (the “Meeting”) (or any adjournment or postponement thereof). The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, as supplemented, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting (or any adjournment or postponement thereof). PLEASE NOTE: Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of the Fund’s stockholders, the Meeting will be held in a virtual meeting format and will be accessible solely by means of remote communication. The accompanying Notice of Special Meeting of Stockholders includes important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting. Such information is also contained in the Fund’s press release which can be found on the Internet at http://www.royceinvest.com/News/ and which has been filed with the Securities and Exchange Commission via its EDGAR system. YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY (Continued and to be marked, dated and signed on the other side) W H I T E P R O X Y

 X 6TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6 Please mark vote as in this sample YOUR VOTE IS IMPORTANT Please take a moment now to vote your Shares of Common Stock of Royce Global Value Trust, Inc. for the upcoming Special Meeting of Stockholders. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone – Call toll-free from the U.S. or Canada at 1-866-214-3763 on a touch-tone telephone. If outside the U.S. or Canada, call 1-646-880-9088. Please follow the simple instructions provided. You will be required to provide the unique control number printed below. OR 2. Vote by Internet – Please access https://www.proxyvotenow.com/rgt and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. CONTROL NUMBER: You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed and mailed a proxy card. OR 3. Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and promptly return the proxy card in the enclosed postage-paid envelope we have provided, or mail to: Royce Global Value Trust, Inc., c/o Innisfree M&A Incorporated, 20 Oser Ave, Suite 100, Hauppauge NY 11788. Date: , 2020 Signature Signature Joint Owners Title NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 1. Proposal to consider and approve a new investment advisory agreement, by and between Royce & Associates, LP and Royce Global Value Trust, Inc. The Board of Directors unanimously recommends that you vote “FOR” Proposal 1. FOR AGAINST ABSTAIN